EXHIBIT 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Aura Biosciences, Inc.

Date:  February 13, 2026

FRAZIER LIFE SCIENCES IX, L.P.

By: FHMLS IX, L.P., its General Partner

By: FHMLS IX, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS IX, L.P.

By: FHMLS IX, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS IX, L.L.C.

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.

By: FHMLSP, L.P., its General Partner

By: FHMLSP, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLSP, L.P.

By: FHMLSP, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLSP, L.L.C.

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FRAZIER LIFE SCIENCES X, L.P.

By: FHMLS X, L.P., its General Partner

By: FHMLS X, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS X, L.P.

By: FHMLS X, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS X, L.L.C.

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FRAZIER LIFE SCIENCES XI, L.P.

By: FHMLS XI, L.P., its General Partner

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS XI, L.P.

By: FHMLS XI, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS XI, L.L.C.

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FRAZIER LIFE SCIENCES XII, L.P.

By: FHMLS XII, L.P., its General Partner

By: FHMLS XII, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS XII, L.P.

By: FHMLS XII, L.L.C., its General Partner

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

FHMLS XII, L.L.C.

By: /s/ Jennifer Martin

Jennifer Martin, Chief Financial Officer

Date:  February 13, 2026

By: *

James N. Topper

Date:  February 13, 2026

By: *

Patrick J. Heron

Date:  February 13, 2026

By: /s/ Jennifer Martin

Jennifer Martin, as Attorney-in-Fact

* This Joint Filing Agreement was executed by Jennifer Martin on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on January 27, 2026.